Exhibit 99.1

EVERI ANNOUNCES SUCCESSFUL COMPLETION OF $125 MILLION INCREMENTAL TERM LOAN
AND CERTAIN AMENDMENTS TO ITS SENIOR SECURED CREDIT AGREEMENT

LAS VEGAS, April 21, 2020 – Everi Holdings Inc. (NYSE: EVRI) (“Everi” or the “Company”), a premier provider of gaming products and financial technology and loyalty solutions in the gaming industry, today announced that the Company successfully completed its new First Lien Term Loan (“Incremental Financing”) in the amount of $125 million. The Incremental Financing has a maturity concurrent with the May 2024 maturity date under its existing Senior Secured Credit Facility (“Existing Credit Agreement”) and an interest rate of LIBOR plus 1050 basis points with a 1% LIBOR floor. The net proceeds are intended to provide additional liquidity and financial flexibility to better position Everi to withstand the challenging conditions resulting from the novel COVID-19 pandemic and strengthen its operations as industry conditions improve.
In addition to this Incremental Financing, the Company also amended its Existing Credit Agreement to provide for changes to certain covenant provisions, including, but not limited to: eliminating the financial maintenance covenant related to senior secured leverage for each of the remaining quarters in 2020; modifying the compliance threshold in each of the quarters thereafter; and changes that limit the Company’s ability to make certain restricted payments and designate unrestricted subsidiaries (the “Amendment”).
After fees, discounts and expenses from the Incremental Financing and the Amendment, the Company received approximately $118 million in net proceeds. Prior to the closing of the Incremental Financing, the Company had a total principal balance outstanding of approximately $1.06 billion comprised of $735.5 million on the Company’s existing First Lien Term Loan due in 2024, $35.0 million on its Revolving Credit Facility due in 2022 and $285.4 million of its 7.50% Senior Unsecured Notes due in 2025.
“With our revenue and the associated workload essentially having been reduced to near zero and our limited clarity as to the various timelines when our customers may restart their operations, we have taken prudent actions to position our Company to withstand this period of minimal or reduced gaming industry activity,” said Michael Rumbolz, Chief Executive Officer. “We believe this incremental financing provides Everi with the flexibility to withstand this current disruption and ensure that as activity resumes we are positioned to support our customers as they reopen for business, bring our employees back to work, and regain the operating and financial momentum we consistently demonstrated prior to the COVID-19 outbreak.”
“Our continued hope is that the steps undertaken to contain the novel COVID-19 virus will prevail and that our economy and way of life can get back to normal as quickly as possible,” added Rumbolz.

About Everi
Everi is a leading supplier of imaginative entertainment and trusted technology solutions for the casino, interactive, and gaming industry. With a focus on both customers and players, the Company develops entertaining games and gaming machines, gaming systems and services, and is the preeminent and most comprehensive provider of core financial products and services, player loyalty tools and applications, and intelligence and regulatory compliance solutions. Everi’s mission is to provide casino operators with games that facilitate memorable player experiences, offer seamless and secure financial transactions for casinos and their patrons, and deliver software tools and applications to improve casino operations efficiencies and fulfill regulatory compliance requirements. Everi provides these products and services in its effort to help make its customers even more successful. For more information, please visit www.everi.com, which is updated regularly with financial and other information about the Company.
Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995, as amended. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “hope,” “seek,” “project,” “may,” “should,” “designed to,” “in an effort to,” “will provide,” “look forward to,” or “will” and similar expressions to identify forward-looking statements. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future events or performance. Actual results may differ materially from those contemplated in these statements, due to risks and uncertainties.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are often difficult to predict and many of which are beyond our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, without limitation, the impact of the ongoing COVID-19 global pandemic on our business, operations and financial condition, our history of net losses and our ability to generate profits in the future; our substantial leverage and the related covenants that restrict our operations; our ability to generate sufficient cash to service all of our indebtedness, fund working capital, and capital expenditures; our ability to withstand unanticipated impacts of a pandemic outbreak of uncertain duration; our ability to withstand the loss of revenue during the closure of our customers’ facilities; our ability to maintain our current customers; our ability to compete in the gaming industry; our ability to execute on mergers, acquisitions and/or strategic alliances, including the timing and closing of acquisitions and our ability to integrate and operate such acquisitions consistent with our forecasts; our ability to access the capital markets to raise funds; expectations regarding our existing and future installed base and win per day; expectations regarding development and placement fee arrangements; inaccuracies in underlying operating assumptions; expectations regarding customers’ preferences and demands for future gaming offerings; expectations regarding our product portfolio; the overall growth of the gaming industry, if any; our ability to replace revenue associated with terminated contracts; margin degradation from contract renewals; technological obsolescence; our ability to comply with the Europay, MasterCard and Visa global standard for cards equipped with security chip technology; our ability to introduce new products and services, including third-party licensed content; gaming establishment and patron preferences; our ability to prevent, mitigate or timely recover from cybersecurity breaches, attacks and compromises; the level of our capital expenditures and product development; anticipated sales performance; employee turnover; national and international economic conditions; changes in global market, business and regulatory conditions arising as a result of the COVID-19 global pandemic; changes in gaming regulatory, card association and statutory requirements; regulatory and licensing difficulties that we may face; competitive pressures in the gaming and financial technology sectors; the impact of changes to tax laws; uncertainty of litigation outcomes; interest rate fluctuations; unanticipated expenses or capital needs and those other risks and uncertainties discussed in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 2, 2020 and our Form 8-K filed on April 21, 2020. Given these risks and uncertainties, there can be no assurance that the forward-looking information contained in this press release will in fact transpire or prove to be accurate. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which are based only on information currently available to us and speak only as of the date hereof.
This press release should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2019, and with the information included in our other press releases, reports and other filings with the SEC. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods.
Contacts:
Investor Relations
Everi Holdings Inc.
William Pfund
VP, Investor Relations
(702) 676-9513 or william.pfund@everi.com
JCIR
Richard Land, James Leahy
(212) 835-8500 or evri@jcir.com

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